UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                        _________________

                            FORM 8-K



                         CURRENT REPORT
                 PURSUANT TO SECTION 13 OR 15(D)
             OF THE SECURITIES EXCHANGE ACT OF 1934


   Date of report (Date of earliest event reported):  March 4, 1999


                   NEW CENTURY FINANCIAL CORPORATION
                  (Exact Name of Issuer as Specified
                            in its Charter)


       Delaware              000-22633           33-0683629
    (State or Other      (Commission File           (IRS
     Jurisdiction             Number)             Employer
   of Incorporation)                           Identification
                                                  Number)

    18400 Von Karman, Suite 1000, Irvine, California      92612
        (Address of Principal Executive Offices)        (Zip Code)


Registrant's telephone number, including area code (949) 440-7030

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ITEM 5.  OTHER EVENTS

          A copy of the press release issued by New Century
Financial Corporation, a Delaware corporation, on March 4, 1999 is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.



ITEM 7.  EXHIBITS

          (a)  Financial statements of business acquired.
               Not applicable.

          (b)  Pro forma financial information.
               Not applicable.

          (c)  Exhibits.


Exhibit No.         Description

     99.1      Press Release, dated March 4, 1999.

                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               NEW CENTURY FINANCIAL CORPORATION



March 8, 1999                  /s/ Brad A. Morrice
                               _________________________________
                               Brad A. Morrice
                               President

                          EXHIBIT INDEX


Exhibit
  No.               Description of Exhibit


99.1                Press Release, dated March 4, 1999.